                           SCHEDULE 14A INFORMATION

 PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                 (AMENDMENT NO.)

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Filed by a Party other than the Registrant [ ]
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[ ]  Preliminary Proxy Statement
[ ]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                              GARTMORE MUTUAL FUNDS
                             -----------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                       N/A
                                       ---
     (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

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1)   Title of each class of securities to which transaction applies:___________

2)   Aggregate number of securities to which transaction applies:___________

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[ ]  Fee paid previously with preliminary materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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4)   Date Filed:

Dear Shareholder:

As part of my commitment to keeping you informed about the  transaction  between our  current  parent  company,  Nationwide  Mutual  Insurance  Company,  and its affiliate,  Nationwide  Financial  Services,  I'm writing to you about the proxy statement that you received in the mail in March. I encourage you to vote on the proposal(s) related to your Fund(s) described in the proxy materials.

Proposal 1 asks all  Gartmore  Funds  shareholders  to approve a new  investment advisory  agreement  between each Fund and Gartmore  Mutual Fund Capital  Trust.
Shareholder  approval  of this new  agreement  is  required  due to a change  in ownership of the adviser's  parent company from Nationwide  Mutual to Nationwide
Financial.

In Proposal 2, shareholders of certain Gartmore Funds are being asked to approve new or amended subadvisory agreements. The approval of these agreements will not increase your fees or expenses,  and you can continue to expect the same quality of service as you have received in the past.

Earlier this year,  the Funds' Board of Trustees  voted  unanimously  to approve these two proposals,  and I hope that you, the  shareholders of the Funds,  will vote to approve them as well. Please keep in mind that your instructions must be received  by the Trust or its proxy  agent by the date of the  special  meeting, scheduled for April 23, 2007.  Your vote is extremely  important,  no matter how large or small your  holdings  may be. To cast your vote,  please  complete  the proxy  card(s)  that you  received in March.  Be sure to sign and date all cards before mailing them. For your convenience,  we included a postage-paid envelope.
If you  prefer,  you  may  vote  anytime,  24  hours  a day,  via  telephone  at
1-888-221-0697, or by visiting www.proxyweb.com. You will be asked to enter your control  number,  which may be found on your proxy card.  For more  information, please refer to the proxy statement and accompanying materials and instructions.

As always,  we appreciate your confidence in Gartmore Funds, and we look forward to continuing in our role as faithful stewards of your investment capital.

John H. Grady

President and Chief Executive Officer

Gartmore Funds

Voice Recording and Quarterly Statement Message

Gartmore Funds recently mailed proxy materials to shareholders  who owned shares of the Funds as of Feb.  2,  2007.  The  Funds'  Board of  Trustees  unanimously approved the proposals and recommends that  shareholders  vote in favor of them, as set forth in the proxy  materials.  Please be aware that,  as a  shareholder, your vote is very  important and can be cast in one of the ways described in the proxy materials.

Outbound Script

Greeting:

     Hello, is Mr./Ms. _________ available please?
     Hi Mr./Ms.  ________________________,  my name is  ________________________
     and I am calling on a recorded  line on behalf of  Gartmore  Mutual  Funds.
     Recently you were mailed proxy  materials for the upcoming  special meeting of  Shareholders  scheduled  for April 23,  2007.  Have you  received  this material?

If Received:

     Your Board  Members are asking you to consider  the  proposal(s)  that they have studied  carefully  and they  recommend  that you vote in favor of the proposal(s). For your convenience, may I take your vote over the phone?

If Unsure of How They Want to Vote:

     Would you like me to review the proposal(s) with you?

If Not Received:

     Would you like me to email or re-mail the proxy  material to you?  (If yes, verify  entire email or mailing  address,  including  street name,  number, town, state & zip and read it back to the shareholder)

     Thank you. After you have received and reviewed the materials,  please call us back at the toll free number  provided in the  statement  so that we can answer any questions you may have and also record your vote.

If Shares were sold after (record date)

     I  understand  Mr./Ms.__________,  however  you were a  shareholder  on the record  date,  which  was  February  2,  2007 and  therefore  you are still entitled to vote your shares. Would you have any objections to voting along with the recommendations of the Board?

IF YES:

     The process will only take a few moments.

     Again,  my name is  ______________________  calling  on behalf of  Gartmore
     Mutual Funds.
     Today's date is ______________ and the time is _______________ E.T.

     For the  record,  would you please  state  your full name and full  mailing address?

     Are you authorized to vote all shares?
     (If Yes, proceed with voting process)
     (If no, identify with shareholder which accounts s/he is authorized to vote and proceed with voting process)

     The Board of Trustees has unanimously approved the proposal(s) as set forth in the material you received and recommends a favorable vote for this/these proposal(s).  Do you wish to support the Board's recommendation for each of your accounts?

     (Record all voted as shareholder requests)

     I have recorded your vote and a written  confirmation will be mailed to you within 72 hours.  If you wish to make any  changes  you may  contact  us by calling the toll free  number on the  confirmation.  Also,  please be aware that your vote cannot be changed  with us by phone after 9:00 PM, April 20,
     2007.  Thank  you  very  much  for  your  participation  and  have a  great day/evening.

If Not Interested:

     I am sorry for the  inconvenience.  Please be aware that as a  shareholder, your vote is very important.  Please fill out and return your proxy card at your earliest convenience.  If you would rather not do that, you can always vote via the other methods outlined in the proxy materials. Thank you again for your time today, and have a wonderful day/evening.

                           ANSWERING MACHINE MESSAGE:

     Hello,  my name  is  ____________________  and I am a proxy  representative calling  on  behalf  of  Gartmore  Mutual  Funds,  with  which  you  are  a shareholder.  You  should  have  received  material  in the  mail  recently concerning  the  Special  meeting of  Shareholders  to be held on April 23,
     2007.

     Your vote is very  important.  You can provide your vote quickly and easily by  touchtone  phone,  Internet or by mail.  Your proxy card has all of the details  or you may  call  us  toll  free at  877-333-2303  to  answer  any questions  you may have and also to cast your vote directly over the phone.
     Thank you in advance for your time and have a great day/evening.